UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 6, 2021

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously reported, on October 21, 2016, Genworth Financial, Inc. (the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with Asia Pacific Global Capital Co., Ltd. (“Parent”), a limited liability company incorporated in the People’s Republic of China and a subsidiary of China Oceanwide Holdings Group Co., Ltd., a limited liability company incorporated in the People’s Republic of China (together with its affiliates, “China Oceanwide”), and Asia Pacific Global Capital USA Corporation (“Merger Sub”), a Delaware corporation and a direct wholly-owned subsidiary of Asia Pacific Insurance USA Holdings LLC (“Asia Pacific Insurance”), which is a Delaware limited liability company owned by China Oceanwide, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub would merge with and into the Company with the Company surviving the merger as a direct, wholly-owned subsidiary of Asia Pacific Insurance (the “Merger”). On April 6, 2021, without consummating the Merger, the Company delivered to Parent a written notice of action taken by its board of directors, at a meeting duly called and held, terminating the Merger Agreement pursuant to the terms thereof. Capitalized terms used but not defined in the Current Report on Form 8-K have the meanings ascribed to such terms in the Merger Agreement.

As previously disclosed, following previous extensions of the “End Date” under the Merger Agreement, on January 4, 2021, the Company announced that China Oceanwide and it had determined not to extend the End Date of the Merger Agreement beyond December 31, 2020 given the uncertainty around the completion and timing of the remaining steps required for closing the Merger. As a result, each party had the right to terminate the Merger Agreement by notice to the other given under the Merger Agreement. The Company decided to terminate the Merger Agreement at this time in order to pursue its revised strategic plan without restriction and without uncertainty regarding its ultimate ownership, which might impact the Company’s ability to successfully execute the plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by the Company, dated April 6, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding transactions Genworth is pursuing to address its near-term liabilities and financial obligations, which may include additional debt financing and/or transactions to sell a percentage of its ownership interests in its U.S. mortgage insurance business, and a future partnership with Oceanwide to offer insurance products in China. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that Genworth’s determination to terminate the merger agreement may adversely affect Genworth’s business, the price of Genworth’s common stock, and Genworth’s ability to pursue these alternative transactions, and the risk that Genworth will be unable to address its near-term liabilities and financial obligations, including the risks that it will be unable to raise additional debt financing and/or sell a percentage of its ownership interest in its U.S. mortgage insurance business to repay the promissory note to AXA S.A. or refinance its future debt maturities; (ii) potential legal proceedings that may be instituted against Genworth related to the termination of the transaction with Oceanwide; (iii) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the termination of the transaction with Oceanwide, including but not limited to such changes that could affect Genworth’s financial performance; (iv) continued availability of capital and financing to Genworth; (v) further rating agency actions and downgrades in Genworth’s financial strength ratings; (vi) changes in applicable laws or regulations; (vii) the impact of changes in interest rates and political instability; (viii) the possibility that Genworth may not pursue potential future opportunities with Oceanwide to offer insurance products in China; and (ix) other risks and uncertainties described in Genworth’s

Annual Report on Form 10-K, filed with the SEC on February 26, 2021. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, we caution you against relying on any forward-looking statements. Further, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2021	GENWORTH FINANCIAL, INC.

	By:	/s/ Thomas J. McInerney
Thomas J. McInerney
President and Chief Executive Officer